                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  May 28, 2004
                Date of Report (Date of Earliest Event Reported)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
               (as Depositor of Sequoia Mortgage Funding Company
            2002-A, the Issuer of Collateralized MBS Funding Bonds,
          Series 2002-A, under an Indenture dated as of April 1, 2002)





                      SEQUOIA MORTGAGE FUNDING CORPORATION
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                333-22681                             91-1771827
               --------                                ---------                             ----------
    (State or Other Jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)


              One Belvedere Place, Suite 320, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)





             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

                  Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized MBS Funding Bonds, Series 2002-A issued by Sequoia Mortgage Funding Company 2002-A (the "Bonds").

                  The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).        Exhibits
                  --------

                  10.1 Monthly Payment Date Statement relating to the distribution to Bondholders, May 28, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 4, 2004



                                          SEQUOIA MORTGAGE FUNDING
                                          CORPORATION

                                           By:     /s/ Harold F. Zagunis
                                              ----------------------------------
                                              Harold F. Zagunis
                                              Chief Financial Officer, Treasurer
                                              and Secretary

                                  EXHIBIT INDEX


Exhibit Number                                                                             Page Number
--------------                                                                             -----------
10.1              Monthly Payment Date Statement relating to the distribution to
                  Bondholders, May 28, 2004.............................................        5